Exhibit 10.23
May 15, 2001

Consoltex Holdings, Inc. and its Subsidiaries
c/o Consoltex Inc.
8555 TransCanada Highway
Ville Saint-Laurent, Quebec
H4S 1Z6 CANADA
Attn:  Mr. Paul J. Bamatter

Re:      Consent and Waiver Agreement

Ladies and Gentlemen:

Reference is hereby made to that certain Second Amended & Restated Credit Agreement dated as of November 7, 2000 by and among each of CONSOLTEX HOLDINGS, INC., a Delaware corporation ("Consoltex Holdings"), CONSOLTEX INC., a corporation incorporated under the laws of New Brunswick, Canada ("Consoltex"), CONSOLTEX (USA) INC., a New York corporation ("Consoltex USA"), THE BALSON-HERCULES GROUP LTD., a Rhode Island corporation ("Balson-Hercules"), LINQ INDUSTRIAL FABRICS, INC., a Delaware corporation ("LINQ"), and CONSOLTEX MEXICO, S.A. DE C.V., a Mexican corporation ("Consoltex Mexico"), and RAFYTEK, S.A. DE C.V., a Mexican corporation ("Rafytek" and together with Consoltex Holdings, Consoltex, Consoltex USA, Balson-Hercules, LINQ and Consoltex Mexico, the "Borrowers", and each individually a "Borrower"), as Borrowers, the other subsidiaries of Consoltex Holdings referred to therein as Guarantors, NATIONAL BANK OF CANADA, a bank governed by the Bank Act (Canada) (the "Bank Act"), in its capacity as a Lender ("NBC"), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States, in its capacity as a Lender ("Bank of America"), and EACH OTHER FINANCIAL INSTITUTION PARTY THERETO AS A LENDER (hereinafter NBC, Bank of America and each other such financial institutions may be referred to individually as a "Lender" or collectively as the "Lenders"), NATIONAL BANK OF CANADA, in its capacity as administrative agent for the Canadian Facilities Lenders (as defined in the Credit Agreement) (in such capacity, the "Canadian Agent"), and BANK OF AMERICA, N.A., in its capacity as administrative agent for the U.S. Facilities Lenders (as defined in the Credit Agreement) (in such capacity, the "US Agent" and together with the Canadian Agent, the "Agents"), as amended by Amendment No. 1 to Second Amended & Restated Credit Agreement dated as of December 29, 2000, and as further amended by Amendment No. 2 to Second Amended & Restated Credit Agreement dated as of March 30, 2001 (as heretofore amended and as from time to time further amended, restated, modified, supplemented, or amended and restated, the "Credit Agreement"). All capitalized terms not otherwise defined herein shall have the meaning given thereto in the Credit Agreement.

Consoltex Holdings has informed the Agents and the Lenders that, pursuant to Rule 12b-25 under the Securities Exchange Act of 1934, Consoltex Inc. has filed a Form 12b-25 Notification of Late Filing (a copy of which is attached as Exhibit A hereto) with the Securities and Exchange Commission (the "SEC") and that pursuant to that filing and the relevant provisions of such Rule, Consoltex Inc. has until May 21, 2001 to file with the SEC its Quarterly Report on Form 10-Q for the fiscal quarter ending March 31, 2001. In connection with that extension, and pursuant to the request of the Borrowers, the Agents and the Lenders, by the execution of this waiver and consent letter (this "Consent Letter") by each of them, as acknowledged by each Borrower and each Guarantor, hereby consent to Consoltex Holdings and its Subsidiaries submitting the certificate for the fiscal quarter of Consoltex Holdings ended March 31, 2001 otherwise due as of May 15, 2001 pursuant to Section 9.1(b)(ii) of the Credit Agreement on or before May 21, 2001.

Pursuant to the further request of the Borrowers, the Agents and the Lenders, by the execution of this Consent Letter by each of them, as acknowledged by each Borrower and each Guarantor, hereby waive any Default or Event of Default that would otherwise arise from the failure to deliver the certificate required by Section 9.1(b)(ii) for the fiscal quarter of the Borrowers ended March 31, 2001 on or before May 15, 2001, provided that such consent shall terminate, and an immediate Event of Default shall occur, in the event that such certificate is not received by the Agents and the Lenders by 5:00 p.m. Charlotte, North Carolina time on May 21, 2001.

None of the terms or conditions of this Consent Letter may be changed, modified, waived, or canceled, except by writing signed by all the parties hereto, specifying such change, modification, waiver, or cancellation. No provision hereof shall affect or impair any term or condition of the Credit Agreement or any of the other Loan Documents as currently in full force and effect.

This Consent Letter may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one instrument.

                         [Signature pages follow.]

Sincerely yours,

BANK OF AMERICA, N.A.


By: /s/W. Larry Hess
Name: W. Larry  Hess
Title:   Managing Director

NATIONAL BANK OF CANADA


By:      /s/Dana Ades
Name:    Dana Ades
Title:   V-P Special Loans and Real Estate

By:      /s/Benoit Blais
Name:    Benoit Blais

ACCEPTED AND AGREED TO as of the 15 day of May, 2001:

THE BANK OF NOVA SCOTIA

By:      /s/Peter D. E. Wilson
Name:    Peter D. E. Wilson
Title:   Vice-President


FLEET BUSINESS CREDIT CORPORATION

By:      /s/Rodney G. McSwain
Name:    Rodney G. McSwain
Title:   Vice-President


GMAC BUSINESS CREDIT, LLC

By:      /s/Joseph Skaferowsky
Name:    Joseph Skaferowsky
Title:   Director


CONSOLTEX HOLDINGS, INC.
CONSOLTEX INC.
CONSOLTEX (USA) INC.


By:      /s/Paul J. Bamatter
Name:    Paul J. Bamatter
Title:   Vice President, Finance and Chief Financial Officer


THE BALSON-HERCULES GROUP LTD.
LINQ INDUSTRIAL FABRICS, INC.


By:      /s/Paul J. Bamatter
Name:    Paul J. Bamatter
Title:   Vice President, Strategic Planning

CONSOLTEX MEXICO, S.A. de C.V.
RAFYTEK, S.A. de C.V.
VERA PAK, S.A. de C.V.
VEST COMPANY VESTCO, S.A. de C.V.
ROYALTON MEXICANA, S.A. de C.V.


By:      /s/Paul J. Bamatter
Name:    Paul J. Bamatter
Title:   Director


MARINO TECHNOLOGIES DE MEXICO, S.A. de C.V.


By:      /s/Paul J. Bamatter
Name:    Paul J. Bamatter
Title:   Director


RAFYTICA, S.A.


By:      /s/Paul J. Bamatter
Name:    Paul J. Bamatter
Title:   Director

                                 Exhibit A

         Form 12b-25 filed with the Securities Exchange Commission

                              [See attached.]